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                               ECO SOIL SYSTEMS, INC.






                           ______________________________

                           COMMON STOCK PURCHASE WARRANT
                           ______________________________





                              Expiring August 25, 2003









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


                                TABLE OF CONTENTS


1.     Exercise of Warrant. . . . . . . . . . . . . . . . . . . . . . . . . . 3

     1.1.   Manner of Exercise. . . . . . . . . . . . . . . . . . . . . . . . 3
     1.2.   When Exercise Deemed Effected . . . . . . . . . . . . . . . . . . 4
     1.3.   Delivery of Stock Certificates, etc.. . . . . . . . . . . . . . . 4
     1.4.   Company to Reaffirm Obligations . . . . . . . . . . . . . . . . . 4
     1.5.   Payment by Application of the Notes . . . . . . . . . . . . . . . 5

2.     Adjustment of Common Stock Issuable Upon Exercise. . . . . . . . . . . 5

     2.1.   Number of Shares; Warrant Price.. . . . . . . . . . . . . . . . . 5
     2.2.   Adjustment of Warrant Price . . . . . . . . . . . . . . . . . . . 6
       2.2.1.   Issuance of Additional Shares of Common Stock. . . . . . . .  6
       2.2.2.   Extraordinary Dividends and Distributions. . . . . . . . . .  6
     2.3.   Treatment of Options and Convertible Securities. . . . . . . . .  7
     2.4.   Treatment of Stock Dividends, Stock Splits, etc. . . . . . . . .  9
     2.5.   Computation of Consideration . . . . . . . . . . . . . . . . . . 10
     2.6.   Adjustments for Combinations, etc. . . . . . . . . . . . . . . . 11
     2.7.   Dilution in Case of Other Securities . . . . . . . . . . . . . . 11
     2.8.   Minimum Adjustment of Warrant Price. . . . . . . . . . . . . . . 12

3.     Consolidation, Merger, Sale of Assets, Reorganization, etc. . . . . . 12

4.     Other Dilutive Events . . . . . . . . . . . . . . . . . . . . . . . . 13

5.     No Dilution or Impairment . . . . . . . . . . . . . . . . . . . . . . 13

6.     Accountants' Report as to Adjustments . . . . . . . . . . . . . . . . 14

7.     Notices of Corporate Action . . . . . . . . . . . . . . . . . . . . . 15

8.     Restrictions on Transfer. . . . . . . . . . . . . . . . . . . . . . . 15

     8.1.   Restrictive Legends. . . . . . . . . . . . . . . . . . . . . . . 15
     8.2.   Notice of Proposed Transfer; Opinions of Counsel . . . . . . . . 16
     8.3.   Termination of Restrictions. . . . . . . . . . . . . . . . . . . 17

9.     Registration under Securities Act, etc. . . . . . . . . . . . . . . . 17

     9.1.   Incidental Registration. . . . . . . . . . . . . . . . . . . . . 17

9.2.   Registration Procedures . . . . . . . . . . . . . . . . . . . . . . . 19
     9.3.   Underwritten Offerings . . . . . . . . . . . . . . . . . . . . . 22
     9.4.   Preparation; Reasonable Investigation. . . . . . . . . . . . . . 23
     9.5.   Certain Rights of Holders. . . . . . . . . . . . . . . . . . . . 23
     9.6.   Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . 24
     9.7.   Covenants Relating to Rule 144 . . . . . . . . . . . . . . . . . 26

10.    Availability of Information . . . . . . . . . . . . . . . . . . . . . 27

11.    Reservation of Stock, etc.. . . . . . . . . . . . . . . . . . . . . . 27




                                         1


12.    Listing on Securities Exchange. . . . . . . . . . . . . . . . . . . . 27

13.    Ownership, Transfer and Substitution of Warrants. . . . . . . . . . . 27

     13.1.  Ownership of Warrants. . . . . . . . . . . . . . . . . . . . . . 27
     13.2.  Transfer and Exchange of Warrants. . . . . . . . . . . . . . . . 28
     13.3.  Replacement of Warrants. . . . . . . . . . . . . . . . . . . . . 28

14.    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

15.    Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

16.    No Rights or Liabilities as Stockholder . . . . . . . . . . . . . . . 34

17.    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

18.    Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

19.    Expiration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36


Form of Subscription
Form of Notice
Schedule of Outstanding Options

                         Common Stock Purchase Warrant
                           Expiring August 25, 2003


                                                            New York, New York
                                                            August 25, 1998
PPN #278858 1 1  3
No. W-2


          ECO SOIL SYSTEMS, INC., a Nebraska corporation (the "Company"), for value received, hereby certifies that PARIBAS CAPITAL FUNDING LLC, or registered assigns, is entitled to purchase from the Company 122,500 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.005 per share, of the Company (the "Common Stock") at the purchase price per share of $.01, at any time or from time to time on or after February 25, 2000 and prior to 3 P.M., New York City time, on August 25, 2003, all subject to the terms, conditions and adjustments set forth below in this Warrant.


          This Warrant is one of the Common Stock Purchase Warrants (the "Warrants", such term to include all Warrants issued in substitution therefor) originally issued in connection with the issue and sale by the Company of $15,000,000 aggregate principal amount of its 12.00% Notes due August 25, 2003 (together with all notes issued in substitution therefor, the "Notes"), pursuant to the Note and Warrant Purchase Agreements (collectively, the "Purchase Agreement"), each dated as of August 25, 1998, between the Company and the institutional investors named therein. The Warrants originally so issued evidence rights to purchase an aggregate of 262,500 shares of Common Stock, subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in section 14.


          1.  EXERCISE OF WARRANT.  1.1.   MANNER OF EXERCISE.  This Warrant may
be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the Company shall have agreed to deliver the shares of Common Stock (or Other Securities) subject to such offering), accompanied by payment, in cash or by certified or official bank check payable to the order of the company or by the application of Notes in the manner provided in section 1.5 (or by any combination of such methods), in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) $.01 and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in sections 2 through 4.

          1.2. WHEN EXERCISE DEEMED EFFECTED. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in section 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in section 1.3 shall be deemed to have become the holder or holders of record thereof.


          1.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter (unless such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise), the Company at its expense (including the payment by it of any applicable taxes other than transfer taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to section 8, as such holder (upon payment by such holder of any applicable transfer taxes) may direct,


          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share of such Common Stock (or Other Securities) on the Business Day next preceding the date of such exercise, and


          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in section 1.1.


          1.4. COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof or of any shares of Common Stock (or Other Securities) issued upon such exercise, acknowledge in writing its continuing obligation to afford to such holder all rights (including, without limitation, any right of registration of any shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant pursuant to section 9) to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, PROVIDED that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

          1.5. PAYMENT BY APPLICATION OF THE NOTES. Upon any exercise of this Warrant, the holder hereof may, at its option, instruct the Company, by so specifying in the form of subscription submitted therewith as provided in section 1.1, to apply to the payment required by section 1.1 all or any part of the principal amount then unpaid and of the interest on such principal amount then accrued on any one or more Notes at the time held by such holder, in which case the Company will accept the aggregate amount of principal and accrued interest on such principal specified in such form of subscription in satisfaction of a like amount of such payment. In case less than the entire unpaid principal amount of any Note shall be so specified, the principal amount so specified shall be credited, as of the date of such exercise, against the installments of principal then remaining unpaid on such Note either in the inverse order of their maturity dates or in the direct order of their maturity dates as such holder shall instruct in such form of subscription. Within five days after receipt of any such notice, the Company will pay to the holder of the Notes submitting such form of subscription, in the manner provided in such Notes and the Purchase Agreement, all unpaid interest accrued to the date of exercise of such Warrant on the principal amount so specified in such form of subscription that is not applied to the payment required by section 1.1 under this section 1.5. In the event that the entire unpaid principal amount of any
Note is applied to the payment required by section 1.1 under this section 1.5, such Note shall be promptly surrendered and canceled in accordance with the provisions of section 15 of the Purchase Agreement.

          2.  ADJUSTMENT OF COMMON STOCK ISSUABLE UPON EXERCISE.   2.1.  NUMBER
OF SHARES; WARRANT PRICE. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to section 1.1, by a fraction of which (i) the numerator is $.01 and (ii) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be $.01 per share, shall be adjusted and readjusted from time to time as provided in this section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this section 2.

          2.2. ADJUSTMENT OF WARRANT PRICE. 2.2.1. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company, at any time or from time to time after August 25, 1998 (the "Initial Date"), shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.3 or 2.4) without consideration or for a consideration per share less than the Base Price in effect, in each case, on the date of and immediately prior to such issue or sale, then, and in each such case, subject to section 2.8, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction,

          (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Base Price, and

          (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale,

PROVIDED that, for the purposes of this section 2.2.1, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to section 2.3 or 2.4, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

          2.2.2. EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS. In case the Company at any time or from time to time after the Initial Date shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on any Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock or in Options for Common Stock or
(b) a regular, periodic dividend payable in cash and declared out of the earned surplus of the Company as at the date hereof as increased by any credits (other than credits resulting from a revaluation of property) and decreased by any debits made thereto after such date, then, and in each such case, subject to section 2.8, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction,

          (i) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the value of such dividend or distribution (as determined in good faith by the

Board of Directors of the Company) applicable to one share of Common Stock, and

          (ii)  the denominator of which shall be such Current Market Price.

          2.3. TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES. In case the Company at any time or from time to time after the Initial Date shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to, any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issued for purposes of section 2.2.1 as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), PROVIDED that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to section 2.5) of such shares would be less than the Base Price in effect, in each case, on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and PROVIDED, FURTHER, that in any such case in which Additional Shares of Common Stock are deemed to be issued,

          (a) no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

          (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

     (c) upon the expiration of any such Options or of the rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

         (i) in the case of Options for Common Stock or of Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (x) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company for any purchase of such Options which were not exercised, or (y) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (B) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (C) the consideration paid by the Company for any purchase of such Convertible Securities the rights of conversion or exchange under which were not exercised, and

          (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to (x) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (y) the consideration deemed to have been received by the Company (pursuant to section 2.5) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (z) the consideration paid by the Company for any purchase of such Options which were not exercised;

          (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

          In case at any time after the Initial Date the Company shall be required to increase the number of Additional Shares of Common Stock subject to any Option or into which any Convertible Securities (other than the Warrants) are convertible or exchangeable pursuant to the operation of anti-dilution provisions applicable thereto, such Additional Shares shall be deemed to be issued for purposes of section 2.1 as of the time of such increase.

          2.4. TREATMENT OF STOCK DIVIDENDS, STOCK SPLITS, ETC. In case the Company at any time or from time to time after the Initial Date shall declare or pay any dividend or other distribution on any class of stock of the Company payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) , then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

          2.5.  COMPUTATION OF CONSIDERATION.  For the purposes of this section 2:

          (a) The consideration for the issue or sale of any Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration, shall

               (i) insofar as it consists of cash, be computed at the amount of cash received by the Company, after deducting any expenses paid or incurred by the Company or any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale,

               (ii) insofar as it consists of consideration (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, after deducting any expenses paid or incurred by the Company for any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale, and

               (iii) in case Additional Shares of Common Stock are issued or sold or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, be the proportion of such consideration so received, computed as provided in subdivisions (i) and (ii) above, allocable to such Additional Shares of Common Stock or Convertible Securities, as the case may be, all as determined in good faith by the Board of Directors of the Company.

          (b) All Options issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, all Additional Shares of Common Stock, Options or Convertible Securities issued in payment of any dividend or other distribution on any class of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) shall be deemed to have been issued without consideration.

          (c) Additional Shares of Common Stock deemed to have been issued for consideration pursuant to section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

               (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

               (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (d) Additional Shares of Common Stock issued or deemed to have been issued pursuant to the operation of anti-dilution provisions applicable to Convertible Securities (other than the Warrants), Options or other securities of the Company (either as a result of the adjustments provided for by the Warrants or otherwise) shall be deemed to have been issued without consideration.

          2.6. ADJUSTMENTS FOR COMBINATIONS, ETC. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          2.7. DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in section 3) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this section 2, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this section 2 with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

          2.8. MINIMUM ADJUSTMENT OF WARRANT PRICE. If the amount of any adjustment of the Warrant Price required pursuant to this section 2 would be less than one one-hundredth (.01) of a cent, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one one-hundredth (.01) of a cent.

          3. CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC.. In case the Company, after the Initial Date, (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, Common Stock or Other Securities shall be changed into or exchanged for cash, stock or other securities of any other Person or any other property, or
(c) shall transfer all or substantially all of its properties and assets to any other Person, or (d) shall effect a capital reorganization or reclassification of Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in section 2.2.1 or 2.2.2), then, and in the case of each such transaction, the Company shall give written notice thereof to each holder of any Warrant not less than 30 days prior to the consummation thereof and proper provision shall be made so that, upon the basis and the terms and in the manner provided in this section 3, the holder of this Warrant, upon the consummation of such transaction, shall be entitled to receive, at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock (or Other Securities) issuable upon such exercise immediately prior to such consummation, in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in section 2 and this section 3, PROVIDED that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of Common Stock under circumstances in which, upon completion of such purchase, tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange
Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, and if the holder of this Warrant so designates in such notice given to the Company, the holder of this Warrant shall be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if the holder of this Warrant had exercised this Warrant prior to the expiration of such purchase, tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such purchase, tender or exchange offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in section 2 and this section 3.

          4. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of section 2 or section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

          5. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all of the Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise and,
(d) will not issue any capital stock of any class which has the right to more than one vote per share or which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless such stock is sold for a cash consideration at least equal to the amount of its preference upon voluntary or involuntary dissolution, liquidation or winding-up and the rights of the holders thereof shall be limited to a fixed percentage (not exceeding 15%) of such cash consideration in respect of participation in dividends.

          6. ACCOUNTANTS' REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and cause independent public accountants of recognized national standing selected by the Company (which may be the regular auditors of the Company) to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including without limitation a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by section 2) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

          7.  NOTICES OF CORPORATE ACTION.  In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 90 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (ii).

          8. RESTRICTIONS ON TRANSFER. 8.1. RESTRICTIVE LEGENDS. Except as otherwise permitted by this section 8, each Warrant originally issued pursuant to the Purchase Agreement and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to section 13 shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

Except as otherwise permitted by this section 8, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant and each certificate issued upon the direct or indirect transfer of any such Common Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. Such shares are also subject to certain restrictions on transferability imposed by Common Stock Purchase Warrants expiring August 25, 2003, a copy of which is on file at the offices of the Company."

          8.2. NOTICE OF PROPOSED TRANSFER; OPINIONS OF COUNSEL. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the

Securities Act (other than a transfer pursuant to Rule 144 or any comparable rule under such Act), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this section 8.2. Each such notice (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and
(b) shall designate counsel for the holder giving such notice (who may be in-house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice. The following provisions shall then apply:

          (i) If in the opinion of counsel for the holder the proposed transfer may be effected without registration, such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in section 8.1 unless, in the opinion of such counsel, such legend is no longer required to insure compliance with the Securities Act.

          (ii) If the opinion of such counsel for the holder is not to the effect that the proposed transfer may legally be effected without registration of such Restricted Securities under the Securities Act, such holder shall not be entitled to transfer such Restricted Securities (other than in a transfer pursuant to Rule 144 or any comparable rule under the Securities Act) until the conditions specified in subdivision (i) above shall be satisfied or until registration of such Restricted Securities under the Securities Act has become effective.

Notwithstanding the foregoing provisions of this section 8.2, the holder of any Restricted Securities shall be permitted to transfer any such Restricted Securities pursuant to Rule 144A under the Securities Act, PROVIDED that each transferee agrees in writing to be bound by all the restrictions on transfer of such Restricted Securities contained in this section 8.2. The Company will pay the reasonable fees and disbursements of counsel (other than in-house counsel) for any holder of Restricted Securities and of counsel for the Company in connection with all opinions rendered by them pursuant to this section 8.2 and pursuant to section 8.3.

          8.3. TERMINATION OF RESTRICTIONS. The restrictions imposed by this section 8 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act, or
(c) when such securities have been beneficially owned, by a person who has not been an affiliate of the Company for at least three months, for a period of at least two years, all as determined under Rule 144 under the Securities Act. Whenever such restrictions shall terminate as to any Restricted Securities, as soon as practicable thereafter and in any event within five days, the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth in section 8.1 hereof.

          9. REGISTRATION UNDER SECURITIES ACT, ETC. 9.1. INCIDENTAL REGISTRATION. (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time on or after February 25, 2000 proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 9.1. Upon the written request of any such holder made within 20 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (a) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 9.1.

          (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this section 9.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering securities determined as follows:

          (i) if such registration as initially proposed by the Company was solely a primary registration of its securities, (x) first, the securities proposed by the Company to be sold for its own account, (y) second, any Registrable Securities and any other securities of the Company requested to be included in such registration, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders, and

          (ii) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities, pursuant to demand registration rights, (x) first, such securities held by the holders initiating such registration, pro rata among the holders thereof, on the basis of the number of shares of such securities requested to be included by such holders, (y) second, any Registrable Securities and any other securities of the Company requested to be included in such registration, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders.

          9.2. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in section 9.1, the Company will as expeditiously as possible:

          (a) prepare and file with the Commission the requisite registration statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) to effect such registration and use its best efforts to cause such registration statement to become effective, PROVIDED that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities whose Registrable Securities are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and PROVIDED, FURTHER, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or 90 days after such registration statement becomes effective, PROVIDED that if less than all the Registrable Securities are withdrawn from registration after the relevant period, the shares to be so withdrawn shall be allocated pro rata among the holders thereof on the basis of the respective numbers of Registrable Securities held by them included in such registration;

          (c) furnish to each seller of Registrable Securities covered by such registration statement (and each Requesting Holder) such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

          (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any), of

               (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such seller (or the underwriters, if any) may reasonably request;

          (g) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least five business days prior to the filing thereof;

          (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (j) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

          The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by the acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (g) of this section 9.2, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(g) of this section 9.2 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the periods referred to in subdivision (b) of this section 9.2 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (g) of this section 9.2 and including the date when each seller of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by subdivision (g) of this section 9.2.

          9.3. UNDERWRITTEN OFFERINGS. (a) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 9.1 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of section 9.1(b), use its best efforts, if requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representation required by law.

          (b) HOLDBACK AGREEMENTS. (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of such securities during the seven days prior to and the 90 days after the closing of any underwritten registration pursuant to section
9.1 has become effective, or, if the managing underwriter advises the Company in writing that, in its opinion, no such public sale or distribution should be effected for a specified period longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such holder of Registrable Securities of such advice, during a reasonable longer period after such underwritten registration, except as part of such underwritten registration, whether or not such holder participates in such registration.

          (ii) The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after the closing of any underwritten registration pursuant to section 9.1 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto, and if the managing underwriter advises the Company in writing that, in its opinion, no such public sale or distribution should be effected for a specified period longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration, during a reasonable longer period after such underwritten registration, except as part of such underwritten registration.

          9.4. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the holders of Registrable Securities registered under such registration statement and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          9.5. CERTAIN RIGHTS OF HOLDERS. The Company will not file any registration statement under the Securities Act which refers to any holder of any Notes or Registrable Securities by name or otherwise as the holder of any securities of the Company, unless it shall first have given to such holder the right to require (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities does not make such holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

          9.6. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the seller of Registrable Securities covered by any registration statement filed pursuant to section 9.1, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, PROVIDED that with respect to any seller the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof, and, PROVIDED, FURTHER, that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

          (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to section 9.1, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 9.6) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, and each Person who participates as an underwriter in the offering or sale of securities by the Company, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, PROVIDED that such seller's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 9.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 9.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment upon advice of counsel a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this section 9.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (e) INDEMNIFICATION PAYMENTS. The indemnification required by this section 9.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          9.7. COVENANTS RELATING TO RULE 144. The Company will file reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of any holder of Restricted Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number,
(b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of Common Stock of the Company outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either section 13 or section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the holder of any Restricted securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

          10. AVAILABILITY OF INFORMATION. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the commission.

          11. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

          12. LISTING ON SECURITIES EXCHANGE. The Company will list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of the Warrants, and will maintain such listing of, all shares of Common Stock from time to time issuable upon exercise of the Warrants. The Company will also so list on each national securities exchange, and will maintain such listing of, any other securities if at the time any securities of the same class shall be listed on such national securities exchange by the Company.

          13.  OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

          13.1. OWNERSHIP OF WARRANTS. The Company may treat the person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to section 8, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

          13.2. TRANSFER AND EXCHANGE OF WARRANTS. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          13.3. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          14. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

          ACQUIRING PERSON: the continuing or surviving corporation of a consolidation or merger with the Company (if other than the Company), the transferee of substantially all of the properties and assets of the Company, the corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, or, in the case of a capital reorganization or reclassification, the Company.

          ACQUISITION PRICE: as applied to the Common Stock, with respect to any transaction to which section 3 applies, (a) the price per share equal to the greater of the following, determined in each case as of the date immediately preceding the date of consummation of such transaction: (i) the Market Price of the Common Stock and (ii) the highest amount of cash plus the Fair Value of the highest amount of securities or other property which the holder of this Warrant would have been entitled as a shareholder to receive upon such consummation if such holder had exercised this Warrant immediately prior thereto, or (b) if a purchase, tender or an exchange offer is made by the Acquiring Person (or by any of its affiliates) to the holders of the Common Stock and such offer is accepted by the holders of more than 50% of the outstanding shares of Common Stock, the greater of (i) the price determined in accordance with the foregoing, subdivision (a) and (ii) the price per share equal to the greater of the following, determined in each case as of the date immediately preceding the acceptance of such offer by the holders of more than 50% of the outstanding shares of Common Stock: (x) the Market Price of the Common Stock and (y) the highest amount of cash plus the Fair Value of the highest amount of securities or other property which the holder of this Warrant would be entitled as a shareholder to receive pursuant to such offer if such holder had exercised this Warrant immediately prior to the expiration of such offer and accepted the same.

          ADDITIONAL SHARES OF COMMON STOCK: all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to section 2.3 or 2.4, deemed to be issued) by the Company after the Initial Date hereof, whether or not subsequently reacquired or retired by the Company, other than (a) shares of Common Stock issued upon the exercise of Warrants and (b) the Options listed on Schedule A hereto.

          BASE PRICE:  as of any date of determination, the lesser of
(a) $4.00 and (b) the Current Market Price as of such date.

          BUSINESS DAY: any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed, PROVIDED that, in determining the period within which certificates or Warrants are to be issued and delivered pursuant to section 1.3 at a time when shares of Common Stock (or Other Securities) are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining the Market Price of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, "Business Day" shall mean any day when the principal exchange in which securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the-counter market in the United

States, such market is open for trading, and PROVIDED, FURTHER, that any reference to "days" (unless Business Days are specified) shall mean calendar days.

          COMMISSION: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

          COMMON STOCK: the Company's Common Stock, par value $.005 per share, as constituted on the date hereof, any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

          COMPANY:  Eco Soil Systems, Inc., a Nebraska corporation.

          CONVERTIBLE SECURITIES: any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

          CURRENT MARKET PRICE: on any date specified herein, (a) with respect to Common Stock, (i) the lesser of (x) the average daily Market Price during the period of the most recent 20 consecutive Business Days ending on such date and (y) the Market Price on the Business Day immediately preceding such date, or (ii) if shares of Common Stock are not then listed or admitted to trading on any national securities exchange and if the closing bid and asked prices thereof are not then quoted or published in the over-the-counter market, the Market Price on such date; and (b) with respect to any other securities, the Market Price on such date.

          EXCHANGE ACT: the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

          FAIR VALUE: with respect to any securities or other property, the Fair Value thereof as of a date which is within 15 days of the date as of which the determination is to be made (a) determined by an agreement between the Company and the Requisite Holders of Warrants or (b) if the Company and the Requisite Holders of Warrants fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Requisite

Holders of Warrants, either of which firms may be an independent investment banking firm regularly retained by the Company or any such holder or (c) if the Company or such holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by such holders or the Company, as the case may be, determined solely by the firm so retained or (d) if the firms so retained by the Company and by such holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm which is not a regular investment banking firm of the Company or any such holder chosen by the first two such firms.

          INITIAL DATE:  the meaning specified in section 2.2.

          MARKET PRICE: on any date specified herein, (a) with respect to Common Stock, the amount per share equal to (i) the last sale price of shares of such security, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of such security are then listed or admitted to trading on any national securities exchange but such security is designated as a national market system security by the NASD, the last trading price of such security on such date, or if such security is not so designated, the average of the reported closing bid and asked prices thereof on such date as shown by the NASD automated quotation system or, if no shares thereof are then quoted in such system, as published by the National Quotation Bureau, Incorporated or any successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if no shares of such security are then listed or admitted to trading on any national exchange or designated as a national market system security and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the higher of (x) the book value thereof as determined by agreement between the Company and the Requisite Holders of Warrants, or if the Company and the Requisite Holders of Warrants fail to agree, by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the fair value thereof determined in good faith by the Board of Directors of the issuer thereof as of a date which is within 15 days of the date as of which the determination is to be made; and (b) with respect to any other securities, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

          NASD:  the National Association of Securities Dealers.

          NOTES: the meaning specified in the opening paragraphs of this Warrant.

          OPTIONS: rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible securities.

          OTHER SECURITIES: any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 3 or otherwise.

          PARENT:  as to any Acquiring Person, any corporation which
(a) controls the Acquiring Person directly or indirectly through one or more intermediaries, (b) is required to include the Acquiring Person in its consolidated financial statements under generally accepted accounting principles and (c) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

          PERSON: an individual, a partnership, an association, a joint venture, a corporation, a limited liability company, a business, a trust, an unincorporated organization or a government or any department, agency or subdivision thereof.

          PUBLIC OFFERING: any offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act.

          PURCHASE AGREEMENT: the meaning specified in the opening paragraphs of this Warrant.

          REGISTRABLE SECURITIES: (a) any shares of Common Stock or other Securities issued or issuable upon exercise of the Warrants and (b) any securities issued or issuable with respect to any Common Stock or Other Securities referred to in subdivision (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (z) they shall have ceased to be outstanding.

          REGISTRATION EXPENSES: all expenses incident to the Company's performance of or compliance with section 9, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of a single counsel and single firm of accountants retained by the holders of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

          REQUISITE HOLDERS OF WARRANTS: the holders of at least 60% of all the Warrants at the time outstanding determined on the basis of the number of shares of Common Stock or Other Securities deliverable upon exercise thereof.

          RESTRICTED SECURITIES: (a) any Warrants bearing the applicable legend set forth in section 8.1, (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

          SECURITIES ACT: the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

          SUBSIDIARY: any corporation, association or other business entity at least 50% (by number of votes) of the Voting Common Stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

          TRANSFER: unless the context otherwise requires, any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

          VOTING COMMON STOCK: with respect to any corporation, association or other business entity, stock of any class or classes (or equivalent interest) , if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of such corporation, association or business entity, even if the right so to vote has been suspended by the happening of such a contingency.

          WARRANT PRICE:  the meaning specified in section 2.1.

          WARRANTS: the meaning specified in the opening paragraphs of this Warrant.

          15. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          16. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

          17. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be delivered by hand, facsimile transmission or courier service, or mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant or any holder of any Common Stock (or Other Securities), at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its Chief Financial Officer, at its principal office, PROVIDED that the exercise of any Warrant shall be effected in the manner provided in section 1.

          18. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in this Warrant, other than those applicable solely to the Warrants and the holders thereof, shall inure to the benefit of and be enforceable by any holder or holders at the time of any Common Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not. This

Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.



                      [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

          19. EXPIRATION. The right to exercise this Warrant shall expire at 3 P.M., New York City time, on August 25, 2003.


                                      ECO SOIL SYSTEMS, INC.


                                      By: /s/ William B. Adams
                                          -----------------------------------
                                          Title: Chief Executive Officer

                                FORM OF SUBSCRIPTION

                   (To be executed only upon exercise of Warrant)


To _________________

          The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____________(1) shares of Common Stock of ECO SOIL SYSTEMS, INC., a Nebraska corporation, and herewith makes payment of $________ therefor
[by application pursuant to section 1.5 of such Warrant of $________ aggregate principal amount of Notes (as defined in such Warrant) plus $________ accrued interest thereon], (2) and requests that the certificates for such shares be issued in the name of, and delivered to ________ whose address is ________.

          [The undersigned hereby instructs you to credit the principal amount of each Note so applied against the installments of principal remaining unpaid on such Note in the ________ order of their maturity dates.]

Dated: ______________



                         _____________________
                         (Signature must conform in all respects to name of holder as specified on the face of this Warrant)

                         [insert address]




_____________________

(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.

(2) Delete inapplicable language in brackets.

                        FORM OF ASSIGNMENT

          (To be executed only upon transfer of Warrant)

          For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ________ the right represented by such Warrant to purchase shares ________ of Common Stock of ECO SOIL SYSTEMS, INC., a Nebraska corporation, to which such Warrant relates, and appoints ________ Attorney to make such transfer on the books of ________ maintained for such purpose, with full power of substitution in the premises.

Dated: _____________


                         _________________________
                         (Signature must conform in all respects to name of holder as specified on the face of this Warrant)



                         [insert address]



Signed in the presence of:


_________________________


                               xxxvii

                            SCHEDULE I

     Eco Soil Systems, Inc. (the "Company") issued a substantially identical Common Stock Purchase Warrant to Albion Alliance Mezzanine Fund, L.P. ("Albion"). In addition to the different holder, the warrant issued to Albion (the "Albion Warrant") differs from that issued to Paribas Capital Funding LLC in the following respects:

     1.  The Albion Warrant is numbered W-1.

     2. The Albion Warrant grants Albion the right to purchase 140,000 shares of the Company's common stock.



                                       ii